    As filed with the Securities and Exchange Commission on August 3, 2001

                                                         File No. 333- _________

--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         _____________________________
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                           RIVERSTONE NETWORKS, INC.
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------
          Delaware                                  95-4596178
          (State or other jurisdiction             (I.R.S. Employer
          of incorporation or organization)        Identification No.)
                    ______________________________________

                           5200 Great America Parkway
                         Santa Clara, California 95054
          (Address of principal executive offices, including zip code)
                        _______________________________
  Riverstone Networks, Inc. 2000 Equity Incentive Plan (Amended and Restated)
             Riverstone Networks, Inc. Employee Stock Purchase Plan

                           (Full title of the plans)
                _______________________________________________

                              Mr. Romulus Pereira
                     President and Chief Executive Officer
                           Riverstone Networks, Inc.
                           5200 Great America Parkway
                         Santa Clara, California 95054
                                 (408) 878-6500


(Name, Address and Telephone Number, including Area Code, of Agent for Service)
-------------------------------------------------------------------------------

                        CALCULATION OF REGISTRATION FEE


===================================================================================================
 Title Of Securities To Be    Amount To    Proposed Maximum     Proposed Maximum       Amount Of
 Registered                      Be         Offering Price     Aggregate Offering     Registration
                              Registered     Per Share (1)          Price (1)             Fee

2000 Equity Incentive Plan    28,000,000
Common Stock                    shares                $12.70           $355,600,000      $88,900.00

Employee Stock Purchase         3,000,000             $12.70           $ 38,100,000      $ 9,525.00
 Plan                           shares
Common Stock
===================================================================================================

 (1)  Computed in accordance with Rules 457 (c) and (h) under the Securities Act
 of 1933, as amended.    The Proposed Maximum Offering Price Per Share and
 Proposed Maximum Aggregate Offering Price for these shares have been determined on the basis of the average of the high and low prices of the Common Stock reported on the Nasdaq National Market on July 31, 2001 to be $13.20 and $12.20, respectively.

 (2)  Computed in accordance with Rules 457 (c) and (h) under the Securities Act
 of 1933, as amended.    The Proposed Maximum Offering Price Per Share and
 Proposed Maximum Aggregate Offering Price for these shares have been determined on the basis of the average of the high and low prices of the Common Stock reported on the Nasdaq National Market on July 31, 2001 to be $13.20 and $12.20, respectively.

Pursuant to Rule 416(a) under the Securities Act of 1933, this registration statement also covers such additional shares of Common Stock as may be issued in the event of a stock dividend, stock split, recapitalization or other similar transaction.

                                     PART I
                                     ------

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS
              ----------------------------------------------------

Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this Registration Statement in accordance with Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"), and the Note to
Part I of Form S-8.

                                    PART II
                                    -------

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
               --------------------------------------------------

Item 3.  Incorporation of Documents by Reference.
         ---------------------------------------

     Riverstone Networks, Inc. (the "Registrant" or the "Company") hereby incorporates the following documents herein by reference:

     (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended March 3, 2001 filed with the Securities and Exchange Commission (the "Commission") on June 1, 2001 pursuant to Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act").

     (b) Quarterly Report on Form 10-Q for the fiscal quarter ended June 2, 2001 and filed with the Commission on July 17, 2001 and Current Report on Form 8-K filed with the Commission on July 20, 2001.

     (c) Description of the Company's Common Stock contained in its Registration Statement on Form 8-A, File No. 000-32269.

     All documents subsequently filed by the Registrant pursuant to Section 13(a), Section 13(c), Section 14 and Section 15(d) of the Exchange Act prior to the filing of a post-effective amendment to this Registration Statement that indicates that all securities offered have been sold or which deregisters all securities then remaining unsold, shall be deemed to be incorporated herein by reference from the date of filing of such documents.

Item 4.  Description of Securities.
         -------------------------

         Not applicable.

Item 5.  Interests of Named Experts and Counsel.
         --------------------------------------

         Not applicable.

Item 6.  Indemnification of Directors and Officers.
         -----------------------------------------

     Section 145 of the Delaware General Corporation Law, as amended, provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. Section 145 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor, against expenses actually and reasonably incurred in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or such other court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person in fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     Section 102(b)(7) of the Delaware General Corporation Law, as amended, permits a corporation to include in its certificate of incorporation a provision eliminating or limiting the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, provided, however, that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
(iii) under Section 174 of the Delaware General Corporation Law (relating to unlawful payment of dividends and unlawful stock purchase and redemption) or
(iv) for any transaction from which the director derived an improper personal benefit.

     The Registrant's restated certificate of incorporation, as amended, provides that the Company's directors shall not be liable to the Registrant or its stockholders for monetary damages for breach of fiduciary duty as a director, except for the extent that exculpation from liabilities is not permitted under the Delaware General Corporation Law as in effect at the time such liability is determined. The restated certificate of incorporation, as amended, further provides that the registrant shall indemnify its directors and officers to the full extent permitted by the law of the state of Delaware.

Item 7.  Exemption From Registration Claimed.
         -----------------------------------

     Not applicable.

Item 8.  Exhibits.
         --------

Exhibit        Description
               -----------
Number
------

3.1*           Form of Amended and Restated Certificate of Incorporation of the
               Registrant.

3.2*           Form of Amended and Restated By-Laws of the Registrant.

4.1*           Form of the Registrant's Common Stock Certificate.

4.2            Riverstone Networks, Inc. 2000 Equity Incentive Plan
               (Amended and Restated).

4.3            Riverstone Networks, Inc. Employee Stock Purchase Plan.

5.1            Opinion of Ropes & Gray.

23.1           Consent of Ropes & Gray (Included within Exhibit 5.1).

23.2           Consent of KPMG LLP.

24.1           Power of Attorney (Included on Signature Page).

__________________

* Incorporated by reference to the same numbered exhibit to the Registrant's Registration Statement on Form S-1, File No. 333-45958.

Item 9.  Undertakings.
         ------------

     (a)  The undersigned Registrant hereby undertakes:

          (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement, (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, (ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof), which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement, and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement; provided, however, that paragraphs (a)(1)(i) and
     (a)(1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement;

          (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

          (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement on Form S-8 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Santa Clara, The State of California, on this 3rd day of August, 2001.


                                    RIVERSTONE NETWORKS, INC.



                                    By:  /s/ Robert Stanton

                                         ------------------
                                     Name:  Robert Stanton
                                     Title:    Secretary

                               POWER OF ATTORNEY
                               -----------------

     Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated. Each person whose signature appears below hereby authorizes and constitutes Romulus Pereira, Robert Stanton and Piyush Patel, and each of them singly, his or her true and lawful attorneys with full power to them, and each of them singly, to sign for him or her and in his or her name in the capacities indicated below any and all amendments (including post-effective amendments) to this Registration Statement and to file the same, with exhibits thereto, and other documents in connection therewith, and he or she hereby ratifies and confirms his or her signature as it may be signed by said attorneys, or any of them, to any and all such amendments.

Signature                                     Capacity in Which Signed                             Date
-------------------------------            -------------------------------            -------------------------------

 /s/ Romulus Pereira                        President, Chief Executive                       August 3, 2001
-----------------------------                   Officer and Director

/s/ Robert Stanton                          Executive Vice President of                      August 3, 2001
-----------------------------                Finance and Chief Financial
Robert Stanton                              Officer (principal financial
                                               and accounting officer)

/s/ Piyush Patel                               Chairman of the Board                         August 3, 2001
-----------------------------
Piyush Patel

/s/ Eric Jaeger                               Assistant Secretary and                        August 3, 2001
-----------------------------                         Director
Eric Jaeger


/s/ C. Lee Cox                                Director                                        August 3, 2001
----------------------------
C. Lee Cox

/s/ Jorge A. del Calvo                        Director                                        August 3, 2001
----------------------------
Jorge A. del Calvo

/s/ Christopher Paisley                       Director                                        August 3, 2001
----------------------------
Christopher Paisley

                                 EXHIBIT INDEX

Number                      Title of Exhibit
------                      ----------------

3.1* Amended and Restated Certificate of Incorporation of the Registrant.

3.2*                        Amended and Restated By-Laws of the Registrant.

4.1*                        Form of Stock Certificate of the Registrant.

4.2                         Riverstone Networks, Inc. 2000 Equity Incentive Plan
                            (Amended and Restated).

4.3                         Riverstone Networks, Inc. Employee Stock Purchase
                            Plan.

5.1                         Opinion of Ropes & Gray.

23.1                        Consent of Ropes & Gray (Included within Exhibit
                            5.1).

23.2                        Consent of KPMG LLP.

24.1                        Power of Attorney (Included on Signature Page).

__________________

* Incorporated by reference to Registrant's Registration Statement on Form S-1, File No. 333-45948.